                                                                       EXHIBIT 1



                             JOINT FILING AGREEMENT

               In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Expedia, Inc., a Washington corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 3rd day of July, 2000.



                                            TCV IV, L.P.


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory


                                            TCV IV STRATEGIC PARTNERS, L.P.


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory


                                            TECHNOLOGY CROSSOVER
                                            MANAGEMENT IV, L.L.C.


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory

                                            TCV III(GP)


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory


                                            TCV III, L.P.


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory


                                            TCV III(Q), L.P.


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory


                                            TCV III STRATEGIC PARTNERS, L.P.


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory


                                            TECHNOLOGY CROSSOVER
                                            MANAGEMENT III, L.L.C.


                                            By: /s/ Carla S. Newell
                                               ---------------------------------
                                            Name: Carla S. Newell
                                            Its:  Authorized Signatory

                                     JAY C. HOAG


                                     /s/ Carla S. Newell
                                     ------------------------------------------
                                     By:  Carla S. Newell, Authorized Signatory


                                     RICHARD H. KIMBALL


                                     /s/ Carla S. Newell
                                     -------------------------------------------
                                     By:  Carla S. Newell, Authorized Signatory